                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2001


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                  1-9020                           72-1440714
               (Commission                        (IRS Employer
               File Number)                     Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         The Company's CL&F #16 well in its Turtle Bayou Field has been drilled to its objective depth, logged and determined not to be commercially productive.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 14, 2001               PETROQUEST ENERGY, INC.


                                      By: /s/ Michael O. Aldridge
                                         ------------------------------------
                                         Michael O. Aldridge
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer